UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 19, 2007

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.	Results of Operations and Financial Condition.

        On October 19, 2007, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s third quarter financial results for the financial period ended September 30, 2007. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report. On October 19, 2007, the Company held a conference call to discuss its third quarter earnings. A copy of the transcript for such conference call, including the related question and answer session, is being furnished as Exhibit 99.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Harley-Davidson, Inc., dated October 19, 2007.

(99.2)	Transcript of earnings conference call on October 19, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: October 19, 2007	By: /s/ Tonit M. Calaway
Tonit M. Calaway
Assistant Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K
Dated October 19, 2007

Exhibit
Number

(99.1)	Press Release of Harley-Davidson, Inc., dated October 19, 2007.

(99.2)	Transcript of earnings conference call on October 19, 2007.